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                                                                    EXHIBIT 23.2
                                                                    ------------

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference, in this Registration Statement on Form S-8, of our report dated February 23, 2000 included in Equifax Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this Registration Statement.


ARTHUR ANDERSEN LLP


Atlanta, Georgia
October 26, 2000